UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):	May 19, 2025

IES Holdings, Inc.

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

13131 Dairy Ashford Road, Suite 500 Sugar Land, Texas 77478
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 860-1500

 Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

IES Holdings, Inc. (the “Company”), is filing this Amendment No. 1 to Form 8-K to report that on June 27, 2025 the Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Directors of the Company approved increased compensation for Mr. Simmes associated with his promotion from President and Chief Operating Officer to Chief Executive Officer, effective July 1, 2025.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of New Chief Executive Officer

IES Holdings, Inc. (the “Company”) previously announced that Matthew J. Simmes would succeed Jeffrey L. Gendell as Chief Executive Officer, effective July 1, 2025, with Mr. Gendell transitioning to Executive Chairman of the Board. In addition, Mr. Simmes would continue in his role as President and would join the Board of Directors. On July 27, 2025, the Compensation Committee approved an increase in the base salary for Mr. Simmes in association with his promotion, from an annual rate of $750,000 to $925,000. All other elements of his compensation, including outstanding equity and non-equity incentive awards, remain unchanged.

Item 7.01    Regulation FD Disclosure.

On July 1, 2025, the Company issued a press release announcing the effectiveness of Mr. Simmes’ appointment as Chief Executive Officer of the Company. The press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1 —	Press Release Dated July 1, 2025
104 —	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date:	July 2, 2025	By: /s/ Mary K. Newman
Name: Mary K. Newman
Title: Chief Administrative Officer and General Counsel